Exhibit 10.49

FOURTH AMENDMENT TO
EMPLOYEE MATTERS AGREEMENT

This FOURTH AMENDMENT TO EMPLOYEE MATTERS AGREEMENT (this “Amendment”) is made on this [●] day of November, 2024, by and among BERRY GLOBAL GROUP, INC., a Delaware corporation (“Remainco”), TREASURE HOLDCO, INC., a Delaware corporation and a wholly owned indirect Subsidiary of Remainco (“Spinco”), and GLATFELTER CORPORATION, a Pennsylvania corporation (“RMT Partner”).

RECITALS

WHEREAS, Remainco, Spinco, and RMT Partner are parties to that certain Employee Matters Agreement dated February 6, 2024, as amended July 8, 2024 (as amended, the “EMA”);

WHEREAS, Remainco, Spinco and RMT Partner desire to amend the EMA to update Exhibit A to the EMA; and

WHEREAS, amendment of the EMA is permitted pursuant to Section 13.7 thereof with the written consent of each of Remainco, Spinco and RMT Partner.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Amendment, the Parties, intending to be legally bound hereby, agree as follows:

1.          Exhibit A to the EMA is hereby deleted in its entirety and replaced with Exhibit A in the form attached to this Amendment.

2.          Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the EMA.

3.          This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.  A signed copy of this Amendment delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

4.          Including as amended hereby, the EMA remains in full force and effect, is valid and binding on, and otherwise ratified by, the parties.

5.         This Amendment, and the application or interpretation hereof, shall be governed exclusively by its terms and the Laws of the State of Delaware without regard to conflict of laws principles thereof (or any other jurisdiction) to the extent that such principles would direct a matter to another jurisdiction.

IN WITNESS WHEREOF, Remainco, Spinco, and RMT Partner have caused this Fourth Amendment to Employee Matters Agreement to be duly executed as of the date first above written.

BERRY GLOBAL GROUP, INC.

By
Name:
Title:

TREASURE HOLDCO, INC.

By
Name:
Title:

GLATFELTER CORPORATION

By
Name:
Title:

[Signature Page to Second Amendment to Employee Matters Agreement]

Exhibit A

Last Name	First Name
BEGLE	CURTIS
BURGER	DAVID
FORSELL	MICHELE
GARRISON	GUY
GIORDANO	ERNEST
MANROA	TARUN
MICHALAK	ROBERT
TILL	JAMES
DERVAES	ROBERT
WAGONER	DAVID
BENZ	WILLIAM
BISHOP	NYLE
BURGESS	STEVEN
CABE	MICHAEL
CLARK	CAROLYN
CUNLIFFE	MATTHEW
ELLIS	DIANNE
GARDINER	JOHN
GONDHALEKAR	ARCHANA
GUERRERO	DANIEL
HARDEE	DIANNA
HARMON	PAUL
MAYO	JERRY
MCVEY	ELIZABETH
OROPEZA	PAMELA
PARKS	DAVID
RABON	ROBERT
REEVES	HOPE
STREET	JOHN
TINDALL	RUSSELL
WANG	LEI
WARD	STEVE
WEILMINSTER	ROBERT
YORGANSON	GLENDA
YORK	TRACEY
GREGORY	CHARLES
MARTIN	LYNN
MILLER	DONNIE
BENDER	LISA
CHESSER	KEITH
COFFEY	SUSAN

[Exhibit A to Employee Matters Agreement]

DYER	JOSEPH
HUNT	PAUL
LANDRETH	MARK
LOVEDAY	JACK
MANSOURI	BIJAN
MCNULTY	THOMAS
PHILLIPS	JACOB
RICHARDSON	DOREEN
SOLARZ	JULIE
WADE	REGINA
CHIRICO	WILLIAM
GOLDTHORPE	LISE
MAINVILLE	DANIEL
MANN	GREGORY
OGBOMO	CLEMENT
WEEKS	LISA
MONSIVAIS	MARIA DE JESUS
TAFOYA	LUIS
GRIFFON	DENIS
MOREEL	LAURENT
ELSNER	PAOLA
SCHALK	ACHIM
SIMON	STEPHANE
HUNSINGER	DIDIER
LALLEMAND	YOLANDE
DIJKSTERHUIS	EELCO
EBBERS	TON
ROELOFS	MARGO
STEENHOVEN	VAN DER TON
NIGHTINGALE	VALERIE
WORMALD	PAUL
BARRICIELLO	VINCENZO
WANG	JACK
ECKERT	JOSEPH
HENDERSON	RONALD
KUNDOVIC	HELMUT
LIN	LINDA
MERRILL	JAMES
TEEGARDEN	LYNN
YOUNG	LINDA
GILBERT	WILLIE
THOMAS	PAMELA
WOLSTENHOLME	MICHAEL

[Exhibit A to Employee Matters Agreement]

BOGGS	KENNETH
BUZZARD	MARK
FLAUGHER	JAMES
ESCHENBACHER	FRANK
GUENTHER	CHRISTIAN
LOPEZ	FRANCISCO

[Exhibit A to Employee Matters Agreement]